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                                                                     EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) . . . / /



                              THE BANK OF NEW YORK
               (Exact Name of Trustee as Specified in its Charter)

     NEW YORK                                                    13-5160382
(State of Incorporation                                       (I.R.S. Employer
if not a National Bank)                                     Identification No.)

  48 WALL STREET, NEW YORK, N.Y.                                   10286
(Address of Principal Executive Offices)                         (Zip Code)




                               IMPSAT CORPORATION
               (Exact Name of Obligor as Specified in its Charter)

           DELAWARE                                              53-1910372
(State or other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

    ALFEREZ PAREJA 256
   (1107) BUENOS AIRES, ARGENTINA                              NOT APPLICABLE
(Address of Principal Executive Offices)                         (Zip Code)




                    12 1/8% SENIOR GUARANTEED NOTES DUE 2003
                       (TITLE OF THE INDENTURE SECURITIES)
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 1.  GENERAL INFORMATION. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

     ---------------------------------------------------------------------------
                 Name                                       Address
     ---------------------------------------------------------------------------
     Superintendent of Banks of the                  2 Rector Street, New
      State of New York                                York, NY 10006 and
                                                       Albany, NY 12203

     Federal Reserve Bank of New York                33 Liberty Plaza, New
                                                       York, NY 10045

     Federal Deposit Insurance                       550 17th Street, N.W.
       Corporation                                     Washington, D.C. 20429

     New York Clearing House
      Association                                    New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None. (See Note on page 4.)

16.   LIST OF EXHIBITS.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and Rule 24 of the Commission's Rules of Practice.

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


                                        2
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          4.   A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form
               T-1 filed with Registration Statement No. 33-31019.)

          6.   The consent of the Trustee required by section 321(b) of the Act.

          7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.








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                                      NOTE

     Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.




                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of September, 1996.

                                            THE BANK OF NEW YORK



                                            By  /s/
                                                --------------------------------
                                                Assistant Treasurer








                                        4
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                                                                       Exhibit 6


                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of 12 1/8% Senior Guaranteed Notes Due 2003 by IMPSAT Corporation, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                            THE BANK OF NEW YORK



                                            By
                                                --------------------------------
                                                Assistant Treasurer

Dated: September 4, 1996








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
                               State of New York  )
                               City of New York   ) ss.:
                               County of New York )

                              Copy of Advertisement
                                     [LOGO]
                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
                                                                  in Thousands
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin............   $ 2,461,550
  Interest-bearing balances.....................................       835,563
Securities:
  Held-to-maturity securities...................................       802,064
  Available-for-sale securities.................................     2,051,263
Federal funds sold in domestic offices of the bank:
  Federal funds sold............................................     3,885,475
Loans and lease financing receivables:
  Loans and leases, net of unearned income........... 27,820,159
  LESS: Allowance for loan and lease losses..........    509,817
  LESS: Allocated transfer risk reserve..............      1,000
  Loans and leases, net of unearned income, allowance,
    and reserve.................................................    27,309,342
Assets held in trading accounts.................................       837,118
Premises and fixed assets (including capitalized losses)........       614,567
Other real estate owned.........................................        51,631
Investments in unconsolidated subsidiaries and associated
  companies.....................................................       225,158
Customers' liability to this bank on acceptances outstanding....       800,375
Intangible assets...............................................       436,668
Other assets....................................................     1,247,908
                                                                   -----------
Total assets....................................................   $41,558,682
                                                                   ===========

LIABILITIES
Deposits:
  In domestic offices...........................................   $18,851,327
  Noninterest-bearing................................  7,102,645
  Interest-bearing................................... 11,748,682
  In foreign offices, Edge and Agreement subsidiaries,
    and IBFs....................................................    10,965,604
  Noninterest-bearing................................     37,855
  Interest-bearing................................... 10,927,749
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
  Agreement subsidiaries, and in IBFs:
  Federal funds purchased.......................................     1,224,886
  Securities sold under agreements to repurchase................        29,728
Demand notes issued to the U.S. Treasury........................       118,870
Trading liabilities.............................................       673,944
Other borrowed money:
  With original maturity of one year or less....................     2,713,248
  With original maturity of more than one year..................        20,780
Bank's liability on acceptances executed and outstanding........       803,292
Subordinated notes and debentures...............................     1,022,860
Other liabilities...............................................     1,590,564
                                                                   -----------
Total liabilities...............................................    38,015,103
                                                                   -----------
EQUITY CAPITAL
Common stock....................................................       942,284
Surplus.........................................................       525,666
Undivided profits and capital reserves..........................     2,078,197
Net unrealized holding gains (losses) on available-for-sale
  securities....................................................         3,197
Cumulative foreign currency translation adjustments.............        (5,765)
                                                                   -----------
Total equity capital............................................     3,543,579
                                                                   -----------
Total liabilities and equity capital............................   $41,558,682
                                                                   ===========

        I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                                             Robert E. Keilman

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

  J. Carter Bacot    )
  Thomas A. Penyi    )   Directors
  Alan R. Griffith   )






Anthony Mroz, being duly sworn, says that he is the Principal Clerk of the publisher of the AMERICAN
BANKER, a daily newspaper, published at One State Street
Plaza, in the city of New York, County of New York, State of
New York, and further states that the advertisement hereto annexed has been regularly published in the said
AMERICAN BANKER on

May 22, 1996






                                /s/ ANTHONY MROZ
                                ------------------------------
                                               Principal Clerk



                       Subscribed and sworn to before me,
                       this 22nd day of May, 1996




                            /s/ DAWN BROWN
                            ------------------------
                                   DAWN BROWN

                        NOTARY PUBLIC, State of New York
                                No. 01 BR5021063
                           Qualified in Kings County
                     Commission Expires on December 6, 1997